UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August  15, 2006

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12881 (Commission File Number)	75-2085454 (IRS Employer Identification No.)

15660 North Dallas Parkway,
Suite 500
Dallas, Texas  75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable
(Former name or former address, if changed since last report)

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement

On August 15, 2006 Lone Star Technologies, Inc. (“Lone Star”) issued a press release (the “Press Release”) announcing that Lone Star has entered into a definitive agreement to form a joint venture with Hunan Valin Steel Tube & Wire Co., Ltd. (“Valin Tube and Wire”), one of China’s largest steelmakers.  Under the agreement, Lone Star would acquire a 40% stake in one of Valin Tube and Wire’s subsidiaries, Hengyang Valin MPM Steel Tube Co. Ltd. (“MPM”), for a consideration of $132 million.  Lone Star contemplates a series of future transactions related to the steel tube assets of Valin Tube and Wire in Hengyang, Hunan Province with the expectation that Lone Star would eventually contribute up to an aggregate of $238 million for 47% of such joint venture.

The foregoing is qualified by reference to the related Joint Venture Contract of MPM, the Articles of Association of MPM, the Capital Increase Agreement for MPM, Guaranty from Lone Star in favor of Hengyang Valin Steel Tube Co. Ltd. (“VST”) and Valin Tube and Wire, Form of Shareholders Agreement, Cover Page Agreement (including Forms of MPM Sale, Marketing & Supply Agreement and VST Sale, Marketing & Supply Agreement), Technology Cross License Agreement, Trademark License Agreement and the Press Release, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 99.1, respectively, to this Current Report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

In connection with its joint venture agreement with Valin Tube and Wire discussed in Item 1.01 of this Current Report, Lone Star is furnishing pursuant to Regulation FD as Exhibits 99.2 and 99.3, respectively, to this Current Report (i) Frequently Asked Questions and (ii) power point slides entitled “Lone Star Technologies, Inc./Hunan Valin Tube and Wire Co., Ltd Joint Venture in China.”

Item 9.01.  Financial Statements and Exhibits

                (a)           Financial Statements of Business Acquired.

                Not applicable.

                (b)           Pro Forma Financial Information.

                Not applicable.

                (c)           Shell Company Transactions.

                Not applicable.

                (d)           Exhibits.

Exhibit Number	Exhibit Title
10.1	Joint Venture Contract dated August 15, 2006 of MPM
10.2	Articles of Association dated August 15, 2006 of MPM
10.3	Capital Increase Agreement dated August 15, 2006 for MPM
10.4	Guaranty dated August 15, 2006 from Lone Star in favor of VST and Valin Tube and Wire
10.5	Form of Shareholders Agreement
10.6	Cover Page Agreement dated August 15, 2006, including Forms of MPM Sale, Marketing & Supply Agreement and VST Sale, Marketing & Supply Agreement
10.7	Technology Cross License Agreement dated August 15, 2006
10.8	Trademark License Agreement dated August 15, 2006
99.1	Press Release of Lone Star dated August 15, 2006.
99.2	Frequently Asked Questions
99.3	Power point slides entitled “Lone Star Technologies, Inc./Hunan Valin Tube and Wire Co., Ltd Joint Venture in China”

[REMAINDER OF PAGE INTENTIONALLY BLANK.]

[SIGNATURE PAGE FOLLOWS.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ Rhys J. Best
Rhys J. Best,
Chairman and Chief Executive Officer
Date: August 15, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Joint Venture Contract dated August 15, 2006 of MPM
10.2	Articles of Association dated August 15, 2006 of MPM
10.3	Capital Increase Agreement dated August 15, 2006 for MPM
10.4	Guaranty dated August 15, 2006 from Lone Star in favor of VST and Valin Tube and Wire
10.5	Form of Shareholders Agreement
10.6	Cover Page Agreement dated August 15, 2006, including Forms of MPM Sale, Marketing & Supply Agreement and VST Sale, Marketing & Supply Agreement
10.7	Technology Cross License Agreement dated August 15, 2006
10.8	Trademark License Agreement dated August 15, 2006
99.1	Press Release of Lone Star dated August 15, 2006.
99.2	Frequently Asked Questions
99.3	Power point slides entitled “Lone Star Technologies, Inc./Hunan Valin Tube and Wire Co., Ltd Joint Venture in China”